                        ASCENT ENTERTAINMENT GROUP, INC.

                         NOTICE OF GUARANTEED DELIVERY
                    OF 11 7/8% SENIOR SECURED DISCOUNT NOTES
                                    DUE 2004


    As set forth in the Prospectus dated January 30, 1998 (the "Prospectus") of Ascent Entertainment Group, Inc. (the "Issuer") under "The Exchange Offer -- How to Tender" and in the Letter of Transmittal for the 11 7/8% Senior Secured Discount Notes due 2004 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced notes (the "Senior Notes") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date (as defined below). Such form may be delivered by hand or transmitted by facsimile transmission or letter to the Exchange Agent.


                            To: The Bank of New York
                             (the "Exchange Agent")

                                 BY FACSIMILE:


                                 (212) 815-6339



                          (Eligible Institutions Only)


                            CONFIRM BY TELEPHONE TO:


                                 (212) 815-6337



                          (Eligible Institutions Only)


                   BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:


                              The Bank of New York
                 Corporate Trust Services Window, Ground Level
                    Attn: Reorganization Center, Odell Romeo
                               101 Barclay Street
                              New York, N.Y 10286



                         BY REGISTERED CERTIFIED MAIL:
                              The Bank of New York
                             101 Barclay Street, 7E
                            New York, New York 10286
                    Attn: Reorganization Center, Odell Romeo


              Delivery of this instrument to an address other than
            as set forth above or transmittal of this instrument to
                   a facsimile number other than as set forth
                  above does not constitute a valid delivery.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount at maturity of Senior Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.


    The Exchange Offer will expire at 5:00 p.m., New York City time, on Monday, March 2, 1998, unless extended by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.


    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                                   SIGNATURES

             ______________________________________________________
                               SIGNATURE OF OWNER

              ____________________________________________________
                     SIGNATURE OF OWNER (IF MORE THAN ONE)

             Dated: _________________________________________, 1998

             Name(s): _____________________________________________
                      _____________________________________________
                      _____________________________________________
                      _____________________________________________
                                   (INCLUDE ZIP CODE)

             Area Code and
             Telephone No.: _______________________________________

             Capacity (full title), if signing in a representative
             capacity:
             ______________________________________________________

             Taxpayer Identification or Social Security No.: ______

             Principal amount of Senior Notes Exchanged:
             $ ____________________________________________________

             Certificate Nos. of Senior Notes (if available)

             ______________________________________________________
             ______________________________________________________

             IF SENIOR NOTES WILL BE DELIVERED BY BOOK-ENTRY
             TRANSFER, PROVIDE THE DEPOSITORY TRUST COMPANY ("DTC")
             ACCOUNT NO.:

             Account No. __________________________________________

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five New York Stock Exchange trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

______________________________________
            Name of Firm:

______________________________________

______________________________________
    Number and Street or P.O. Box

______________________________________
City              State       Zip Code

Tel. No. _____________________________

Fax No. ______________________________

______________________________________
        (Authorized Signature)

Title:

______________________________________

Date:

______________________________________

NOTE: DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS NOTICE. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.